Summary Prospectus and
Prospectus Supplement

March 15, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated March 15, 2024 to the Morgan Stanley Institutional Liquidity Funds Summary Prospectuses and Prospectuses dated February 29, 2024

Money Market Portfolio
Tax-Exempt Portfolio
(the "Funds")

Effective immediately, the minimum initial investment amount for purchases of each share class of each Fund by new investors will be increased to $1 million. Morgan Stanley Investment Management Inc. (the "Adviser"), in its sole discretion, may waive the minimum initial investment amount in certain cases, including, but not limited to, shares of a Fund purchased through a financial intermediary or when the Adviser anticipates the combined value of an investor's investments will meet or exceed the minimum.

Please retain this supplement for future reference.

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